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BOEING                                      PURCHASE CONTRACT                           PAGE: 1 OF 7
                                            PURCHASE CONTRACT N0: W 311305              DATE: 04/06/2000
SHARED SERVICES GROUP-PUGET SOUND           PURCHASE CONTRACT CHANGE NO: 1              BUYER NAME: DAVENPORT,NANCY
P. 0. BOX 3707                              CHANGE AFFECTS: ADDED ITEM(S)               BUYER PHONE: (206)544-9147
MAIL STOP:2M-21
SEATTLE, WA. 98124-2207                     ADDED NOTES    PRICE
ATTN: MATERIEL M/S 3U-AA

                                                                                        SUPPLIER NAME:
                                                                                        RICK SCANLAN
                                                                                        TMS INC
                                                                                        DBA TMSSEQUOIA
                                                                                        PO BOX 1358
                                                                                        STILLWATER OK 74074
SALES TAX STATUS: WA SALES TAX              ATTN: W 311305

SHIP TO..: SHIP DIRECTLY TO THE PROJECT. SEE NOTE #2
SHIP VIA.: BEST WAY                                                                     PAYMENT REMIT ADDRESS:
FOB POINT: SHIPPING POINT                                                               TMS INC
                                                                                        DBA TMSSEQUOIA
                                                                                        PO BOX 1358
PAYMENT TERMS: NET 30 PURCHASE CONTRACT SUBJECT TO                                      STILLWATER OK 74074
TERMS AND CONDITIONS:
SEE NOTE #1 INCORPORATED HEREIN BY THIS REFERENCE.

***********************************************************************************************************************
************ SUPPLIERS ADMINISTRATIVE REQUIREMENTS:

THIS CONTRACT IS BUYERS OFFER TO SUPPLIER   ANY FEDERAL, STATE, LOCAL, OR EXCISE TAXES  THE PURCHASE CONTRACT NUMBER,
CHANGE
AND ACCEPTANCE IS LIMITED TO ITS            FOR ARTICLES OR SERVICES OBTAINED BY THIS   NUMBER
PROVISIONSWITHOUT ADDITION, DELETION, OR    PURCHASE CONTRACT MUST BE IDENTIFIED AS A   AND THE APPLICABLE ITEM NUMBER,
INCLUDING
OTHERMODIFICATION.                          SEPARATE ITEM ON EACH INVOICE SUBMITTED.    PART NUMBER AND SERIAL NUMBER
MUST APPEAR
                                            FREIGHT, POSTAGE, OR SERVICE CHARGES MUST   ON EACH INVOICE, PACKING LIST,
BILL OF
                                            ALSO BE IDENTIFIED IN THE SAME MANNER.      LADING, AND ALL
CORRESPONDENCE PERTAINING
                                            SEND ONE INVOICE MARKED 'ORIGINAL' AND ONE  TO THIS PURCHASE CONTRACT.
                                            INVOICE COPY TO THE ADDRESS SHOWN ABOVE,
                                            ATTENTION ACCOUNTS PAYABLE,
                                            UNLESS A PURCHASE CONTRACT
                                            NOTE REQUESTS INVOICE
                                            SUBMITTAL TO ANOTHER
                                            ADDRESS.


DELIVERY OF ANY GOODS OR PROVIDED SERVICES                                              ALL PAYMENTS SHALL BE MADE NET
THIRTY (30)
SHALL BE CONCLUSIVE EVIDENCE OF SUPPLIER                                                DAYS AFTER RECEIPT OF A
CORRECT INVOICE1
ACCEPTANCE OF THIS CONTRACT                                                             UNLESS OTHERWISE AGREED TO IN
THE TERMS
                                                                                        AND
                                                                                        CONDITIONS OF THIS PURCHASE
                                                                                        CONTRACT AND/OR
                                                                                        PURCHASE CONTRACT CHANGE.

IF ACKNOWLEDGEMENT COPY IS ATTACHED
IT MUST BE SIGNED AND RETURNED TO THE
BUYER (IDENTIFIED ABOVE) WITHIN FIFTEEN
(15) DAYS.
***********************************************************************************************************************
************

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BOEING

PURCHASE CONTRACT N0: W 311305 CHANGE N0:1 PURCHASE CONTRACT                                     PAGE: 2 OF 7
_______________________________________________________________________________________________________________________
____________ |ITEM  |SUB  |ORDER   |DESCRIPTION                          |TERM DATES         |BILLING       |UNIT PRICE
|EXTENDED
|NO    |ITEM
|PRICE
       |NO
|            |QUANTITY  |UM                                        |START     |EXPIRE  |QUANTITY |UM  |               |
_______________________________________________________________________________________________________________________
____________ 1                     1          LT  PRIZM PLUG-IN FUNDED DEVELOPMENT.     01112000  01102001  1
LT   $160,329.00     $160,329.00
                             FIRM FIXED NOT T00 EXCEED PRICING.
                             SOFTWARE DEVELOPMENT TO
                             THE TMS, INC.COTS PRIZM
                             SOFTWARE IS PRICED PER
                             OPERATING PLATFORM.
                             WORK TO BE PERFORMED PER
                             THE JOINTLY WRITTEN
                             STATEMENT OF WORK
                             01062000

                             WINDOWS 95198NT PLATFORM: $66,179.00
                             UNIX (SOLARIS, 1ST PLATFORM:
                             $67.310.00UNIX (HP-UX
                             -AIX 2ND AND 3RD
                             PLATFORM):$13,840.00
                             EACH TOTAL $26,840.00

                             TOTAL DEVELOPMENT COST: $160,329.00

                             PAYMENT FOR THE PRIZM PLUG-IN
                             DEVELOPMENT PLATFORMS WILL OCCUR
                             AFTER FINAL ACCEPTANCE OF EACH PLATFORM AS
                             DEFINED IN THE SOW AND CORPORATE SOFTWARE
                             LICENSE AGREEMENT.

                             NOTE: THE DEVELOPMENT FOR THE MAC
                             PLATFORM WAS NOT AVAILABLE AT THE
                             TIME OF THIS ORDER BEING
                             IMPLEMENTED. A QUOTE FOR THE MAC
                             DEVELOPMENT WILL, AND BOEING WILL AT IT'S
                             OPTION DECIDE, BASED ON THE QUOTED AMOUNT
                             IF IT WILL PURSUE THE MAC PLATFORM
                             DEVELOPMENT. THESE LICENSES ARE FOR ALL
                             DEVELOPMENT, TESTING (FUNCTIONAL, SYSTEM,
                             ETC.), AND INTEGRATION FOR THE BOEING
                             COMPANY ENGINEERING DATA RETRIEVAL SYSTEM
                             (CEDRS) FORMLY KNOWN AS THE REDARS ORBOLD-E
                             PROJECT.
2            1          LT                                         01112000  01102001  1         LT   $3,130.00
$3,130.00


                             THE DOLLAR AMOUNT IS BASED ON 100
                             LICENSES, BUT IT IS THE INTENTION
                             THAT IT WILL BE WHAT
                             EVER NUMBER OF LICENSES
                             ARE REQUIRED TO SUPPORT
                             THIS PROJECT IN THE
                             DEVELOPMENT,TESTING AND
                             INTEGRATION PROCESS. NO
                             OTHER PAYMENT WILL BE
                             REQUIRED UNTIL LICENES
                             ARE REQUIRED FOR
                             PRODUCTION WEB ACCESS/

BOEING

PURCHASE CONTRACT N0: W 311305 CHANGE N0:    1    PURCHASE CONTRACT                    PAGE:     3 OF 7
_______________________________________________________________________________________________________________________
____________

|ITEM  |SUB  |ORDER          |DESCRIPTION                          |TERM DATES         |BILLING        |UNIT PRICE
|EXTENDED
|NO    |ITEM
|PRICE
|      |     |QUANTITY  |UM  |                                     |START    |EXPIRE   |QUANTITY  |UM  |              |
_______________________________________________________________________________________________________________________
                             ____________ DISTRIBUTION.
                             THE PRICING ON THIS LINE ITEM ALSO
                             REPRESENTS ALL REQUIRED
                             SUPPORT AND MAINTENANCE
                             AS DESCRIBED IN THE
                             BOEINGI TMS,INC.
                             CORPORATE SOFTWARE
                             LICENSE AGREEMENT
                             EFFECTIVE 1/11/2000.
                             WHEN THE DISTRIBUTION
                             LICENSES ARE REQUIRED
                             THE AMOUNT PAID FOR THE
                             DEVELOPNENT, TESTING,
                             INTEGRATION WILL BE
                             INCORPORATED AND TAKEN
                             INTO CONSIDERATION TO
                             THE ADDITIONAL AMOUNT
                             t0 BE PAID IF
                             APPROPRIATE.

                             IT IS ANTICIPATED BY THE PROJECT AND
                             TMS FOR PRODUCTION TO BEGIN
                             JUNE 1, 2000 PROVIDED
                             ALL DEVELOPMENT AND
                             TESTING REMAINS ON
                             SCHEDULE.
                             DISTRIBUTION LICENSES
                             WILL BE NEGOTIATED PRIOR
                             TO MAY 1, PROVIDING THE
                             PROJECT IS ON SCHEDULE.
                             PRIZM PLUG-IN SOFTWARE LICENSES.
3            1          LT   PRIZM PLUG-IN FUNDED DEVELOPMENT.     05012000  07312001  1          LT   $76,720.00     $76,720.00
                             FIRM FIXED NOT,TOO EXCEED PRICING.
                             SOFTWARE DE ELOPMENT 10 THE TMS,
                             INC. COTS PRIZM SOFTWARE
                             IS PRICED PER OPERATING
                             PLATFORM.
                             WORK TO BE PERFORMED PER
                             THE JOINTLY STATEMENT OF
                             WORK #01062000 AND ALL
                             REVISIONS.

                             MAC PLATFORM DEVELOPMENT - BOEING
                             UNIQUE VERSION.
                             PAYMENT FOR THE MAC PRISM PLUG-IN
                             PLATFORM DEVELOPMENT WILL OCCUR
                             AFTER FINAL ACCEPTANCE AS DEFINED IN THE
                             SOW AND CORP. SOFTWARE LICENSE AGREEMENT.

                             SCHEDULED COMPLETION DATES PER THE
                             SOW SCHEDULE.

                             PER THE DEVELOPMENT AGREEMENT BOEING

BOEING

PURCHASE CONTRACT N0: W 311305 CHANGE N0:    1 PURCHASE CONTRACT                       PAGE:     4 OF 7
_______________________________________________________________________________________________________________________
____________ |ITEM |SUB   |ORDER                                                       |DESCRIPTION
|TERM DATES                  |BILLING        |UNIT PRICE                               |EXTENDED
|NO   |ITEM                                                                                                           |PRICE
      |NO
|     |      |QUANTITY  |UM  |                                     |START    |EXPIRE   |QUANTITY  |UM  |              |
|     |      |          |    |                                     |         |         |          |    |              |
_______________________________________________________________________________________________________________________
____________

                             DOES NOT "OWN" ANY OF THE DEVELOPED
                             CODE. (SEE AGREEMENT FOR MORE
                             DETAILS)TERM DATES ON
                             THIS LINE DO NOT APPLY
                             TO THE TIME PERIOD OF
                             DEVELOPMENT. SEE THE
                             SOW FOR DEVELOPMENT
                             SCHEDULE.

4            1          LT   PRISM PLUG-IN BOEING VERSION          05012000  07312001  1          LT   $232,333.00
$232,333.00
                             UNLIMITED,
                             PERPETUAL SOFTWARE LICENSES. USE
                             INCLUDES INTERNAL BOEING USERS, AND
                             ANY NON BOEING ENTITY, INCLUDING BUT NOT
                             LIMITED TO SUPPLIERS, AIRLINE CUSTOMERS OR
                             MRO'S WHO REQUIRE ACCESS TO BOEING
                             ENGINEERING DOCUMENTS VIA THE BOEING ON
                             LINE WEB APPLICATION THAT USES THE BOEING
                             VERSION OF THE PRISM PLUG71N SOFTWARE. (SEE
                             NOTES)

                             THIS LINE IT M IS FOR SOFTWARE
                             LICENSES AND THE 1ST , PERIOD OF
                             MAINTENANCE: 5/1/2000 - 7/31/2001
                             BASED ON CONTRACT NEGOTIATIONS.

                             THESE LICENSE INCLUDE AND SUPERCEDE
                             THE LICENSES IN LINE ITEM #1.

                             NEGOTIATED LICENSES AND MAINTENANCE
                             COSTS:
                             1ST PERIOD 5/1/00 - 7/31/01
                             $450,000 UNLIMITED USE LICENSE
                             $67,500 (MAINTENANCE AT 15%)

                             2ND YEAR 8/1/01 - 7/31/02
                             $67,500 (MAINTENANCE AT 15%)

                             3RD YEAR 8/1/02 - 7/31/03
                             $67.500 (MAINTENANCE AT 15%)

                             TOTAL COST FOR THREE YEARS:
                             $648,870

                             PAYMENT WILL BE MADE AS FOLLOWS:

BOEING

PURCHASE CONTRACT N0: W 311305 CHANGE NO:    1  PURCHASE CONTRACT                      PAGE:     5 OF 7
_______________________________________________________________________________________________________________________
____________ |ITEM |SUB   |ORDER   |DESCRIPTION                          |TERM DATES         |BILLING        |UNIT
PRICE    |EXTENDED
|NO   |ITEM
|PRICE
|     |      |QUANTITY  |UM  |                                     |START    |EXPIRE   |QUANTITY  |UM  |              |
_______________________________________________________________________________________________________________________
____________

                             BY MAY 31, 2000: $232,333.00
                             BY AUGUST 1, 2001: $214,203.00
                             BY AUGUST 1, 2002 $202,334.00

                             TMS AGREED DURING THE NEGOTIATIONS
                             TO SPREAD THE PAYMENT OUT OVER A
                             THREE YEAR PERIOD TO HELP BOEING DUE TO
                             PROJECT BUDGETARY CONSTRAINTS AT THE TIME
                             OF NEGOTIATIONS.

                             BOEING WILL ADD THE APPLICABLE
                             YEARLY PAYMENT FEE PRIOR TO
                             EXPIRATION EACH YEAR.

                             PRICING PER 3/8/2000 CONFIRMING E-
                             MAILOF FINAL NEGOTIATED
                             PRICING BETWEEN TMS VP RICK SCANLAN
                             AND BOEING PROCUREMENT AGENT NANCY
                             DAVENPORT

                                                                             _____________ NET PURCHASE CONTRACT VALUE
                                                                             $472,512.00
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TAX STATEMENT:
     "THIS PURCHASE IS SUBJECT TO WASHINGTON STATE OR
     LOCAL SALES OR USE TAX"


INVOICE PAYMENT:
     INVOICES FOR SERVICES OR PARTS DELIVERED AGAINST THIS PURCHASE CONTRACT SHALL BE MAILED DIRECTLY T0:



BOEING SHARED SERVICES GROUP-PUGET SOUND
     P.O. BOX 34031
     SEATTLE, WA 98124-1031
     ATTENTION: ACCOUNTS PAYABLE
MAIL STOP 7J-88
     PHONE (425) 865-4001
APPLICABLE EARLY PAYMENT DISCOUNTS MUST BE CLEARLY MARKED
ON THE FACE OF THE INVOICE.

BOEING
PURCHASE CONTRACT N0: W 311305 CHANGE N0: 1 PURCHASE CONTRACT   PAGE: 6 OF 7


INVOICE PAYMENT:
         ALL INVOICES MUST BE LEGIBLE FOR SCANNING. IF THE PRINT
         IS NOT LINED UP PROPERLY, E.G. PRINTING ON
         THE LINES OR IF THE PRINT IS t00 LIGHT OR
         TOO DARK, THE FONT IS TOO THICK AND/OR
         LETTERS AND NUMBERS ARE TOO CLOSE, THE
         INVOICE IS NOT LEGIBLE. CARBON OR COLORED
         PAPER OR INVOICES WITH SHADED AREAS DO NOT
         SCAN WELL. TYPE OR BLACK INK WORKS BEST.



NOTES:

                  1             TERMS AND CONDITIONS: CORPORATE
SOFTWARE LICENSE
                                AGREEMENT BETWEEN THE BOEING COMPANY
                                AND TMS, INC. EFFECTIVE 1/11/2000
                                DEVELOPMENT
                                AGREEMENT BETWEEN THE BOEING COMPANY
                                AND TMS. INC. FOR THE BOEING
                                ENGINEERING DATA RETRIEVAL
                                SYSTEM (CEORS)PROGRAM, EFFECTIVE
                                JANUARY ff. 2000 SOW #01062000
                                AND AL! REVISIONS ARE
                                INCORPORATED HEREIN BY REFERENCE.
                            2
                                   SHIP t0 ADDRESS:
                                   THE BOEING COMPANY ATTN: TONY
                                   BASTIAN - (206) 655-9278 7755 E.
                                   MARGINAL WAY S.
                                   SEATTLE, WA 98108

                            3
                                   ALL INVOICES SUBMITTED AGAINST
                                   THIS PURCHASE CONTRACT MUST BE
                                   LABELED "INVOICE" AND MUST
                                   CONTAIN:
                                   (1)  A UNIQUE INVOICE NUMBER AND
DATE
                                   (2)  PURCHASE CONTRACT NUMBER,
                                   INCLUDING PREFIX (ONE PURCHASE
                                   CONTRACT PER INVOICE ONLY)
                                   (3)  BILLING AMOUNTS(S), EXTENSION
                                   AND NET OF DISCOUNTS BY ITEM
                                   (4)  INVOICE SUBTOTAL WHICH
                                   EXCLUDES SALES OR USE TAX
                                   (5)  TAX AMOUNTS 8Y STATE IF
TAXABLE
                                   (6) INVOICE TOTAL
                                   COPIES OF FREIGHT CARRIER INVOICES
                                   MUST ACCOMPANY ALL INVOICES
                                   BILLING FOR ACTUAL FREIGHT
                                   CHARGES. APPLICABLE EARLY PAYMENT
                                   DISCOUNTS MUST 8E CLEARLY MARKED
                                   ON THE
                                   FACE OF THE INVOICE.
                                   INVOICES MUST BE MAILED
                                   DIRECTLY TO: BOEING SNARED
                                   SERVICES GROUP (PUGET SOUND)

BOEING

PURCHASE CONTRACT N0: W 311305 CHANGE NO: 1 PURCHASE CONTRACT

PAGE: 7 OF 7 NOTES:

          P.O. BOX 34031
          SEATTLE, WA
          98124-1031
          ATTENTION:
          ACCOUNTS
          PAYABLE MAIL
          STOP 7J-88
          PHONE NUMBER
(425) 865-4001

            SUPPLIER UNDERSTANDS AND AGREES THAT BOEING
                  APPROVAL AND PAYMENT OF ANY SUPPLIER'S INVOICES AGAINST THIS CONTRACT IS NOT TO BE CONSTRUED AS ANY TYPE OF ACCEPTANCE OF THE PRICES/RATES INCLUDED THEREON. PAYMENT OF SELLER'S INVOICES SHALL BE MADE SUBJECT TO ADJUSTMENT FOR ANY AMOUNT SUBSEQUENTLY FOUND TO HAVE BEEN IMPROPERLY INVOICED.

                         4       BOEING SITE CONTACT: NAME: TONY
BASTIAN
                                 MAIL STOP: 14-98
                                 PHONE: 206-655-9278'

                         5       A WRITTEN ACKNOWLEDGEMENT OF
THIS PURCHASE
                                 CONTRACT IS REQUIRED TO BE
RETURNED TO THE
                                 NO LATER THAN FIFTEEN (15) DAYS
                                 AFTER RECEIPT OF THIS CONTRACT.
                         6       THE PURPOSE OF PCC #1 IS TO ADD
LINE ITEMS #3
                                 AND #4 LINE ITEM #3 IS FOR THE MAC
                                 PLATFORM DEVELOPMENT LINE ITEM #4
                                 IS FOR THE UNLIMITED, PERPETUAL
                                 LICENSE OF THE PRISM
                                 SOFTWARE(BOEING UNIQUE VERSION).
                                 THE UNLIMITED LICENSES ARE IN
                                 SUPPORT OF THE BOEING-ON LINE WEB
                                 APPLICATION OF ENGINEERING
                                 DOCUMENTS TO BOEING END USERS. THIS
                                 APPLICATION OR PROGRAM IS CURRENTLY
                                 CALLED, BOLD AND/OR REDARS AND/OR
                                 CEDRS. OVER THE LIFE OF THE
                                 PROGRAM/APPLICATION THIS NAME MAY
                                 CHANGE, HOWEVER THIS CHANGE WILL
                                 NOT
                                 AFFECT THE USE OR UNLIMITED

                                 DISTRIBUTION OF THE LICENSES BY

                                 BOEING.



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